As filed with the Securities and Exchange Commission on March 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22824

Steben Select Multi-Strategy Fund
(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: December 31, 2016

Item 1. Schedule of Investments.

Steben Select Multi-Strategy Fund (the "Fund") invests substantially all of its investable assets in Steben Select Multi-Strategy Master Fund (the "Master Fund"), a registered investment company with the same investment objective as the Fund.

As of December 31, 2016, the Fund owned 28.21% of the Master Fund. The schedule of investments of the Master Fund is as follows:

Steben Select Multi-Strategy Master Fund

Schedule of Investments and Cash Equivalents

December 31, 2016 (Unaudited)

				Redemptions
	Percentage of				Notice Period
Investments in Portfolio Funds(1):	Net Assets	Cost	Fair Value	Frequency	Number of Days

Equity Long/Short Strategy:
Marshall Wace Eureka Fund Class B2	13.94%	$8,000,000	$9,173,403	Monthly	30
Passport Long Short Fund LP Class B	6.21	5,000,000	4,089,117	Monthly	15
Visium Global Fund, LP Reserve	0.00	9,635	-	Quarterly	45
	20.15	13,009,635	13,262,520

Equity Market-Neutral Strategy:
Hunting Hill Equity Arbitrage Fund, LP Class A	11.81	7,500,000	7,772,017	Monthly	30
Voloridge Trading Aggressive Fund, LP	13.98	8,868,361	9,196,495	Monthly	5
	25.79	16,368,361	16,968,512

Fixed-Income Relative Value Strategy:
The Obsidian (Offshore) Fund - Class V Master Series(2)	8.82	5,100,000	5,804,801	Monthly	60
The Obsidian (Offshore) Fund - Class V Series 01 16(2)	0.81	500,000	528,701	Monthly	60
The Obsidian (Offshore) Fund - Class V Series 05 16(2)	1.62	1,000,000	1,067,040	Monthly	60
	11.25	6,600,000	7,400,542

Global Macro Strategy:
AHL (Cayman) SPC, Class A1 Evolution USD(2)	7.21	3,500,000	4,749,120	Monthly	5
Graham Absolute Return Ltd.(2)	14.03	7,700,000	9,230,986	Quarterly	30
	21.24	11,200,000	13,980,106

Multi-Strategy:
Stratus Feeder Ltd. C USD 1.5 Leverage(2)	14.40	7,650,000	9,473,872	Monthly	60

Total Investments in Portfolio Funds:	92.83	54,827,996	61,085,552

Cash Equivalents:
Money Market Fund:
STIT-Government & Agency Portfolio - Institutional Class, 0.43%(3)(4)	7.28	4,794,512	4,794,512

Total Investments in Portfolio Funds and Cash Equivalents	100.11%	$59,622,508	$65,880,064

(1) All Portfolio Funds are non-income producing.
(2) Offshore Portfolio Fund.
(3) 7-Day Yield.
(4) Income Producing.

Steben Select Multi-Strategy Master Fund

Portfolio Fund Strategies

December 31, 2016 (Unaudited)

Equity Long/Short. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. Portfolio Funds have the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity, and includes U.S. and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly known as "junk bonds") and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a position in 10-Year U.S. Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of U.S. against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Multi-Strategy. The Master Fund also may invest in Portfolio Funds that pursue two or more of the strategies listed above as well as others. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund strategy or may have characteristics of more than one Portfolio Fund strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Steben Select Multi-Strategy Master Fund

December 31, 2016 (Unaudited)

Summary of Fair Value Exposure

The Master Fund is a "fund of funds" and seeks to achieve its investment objective primarily by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds, (collectively, “Portfolio Funds”) that are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies (“Portfolio Fund Strategies” or “Strategies”).

Steben & Company, Inc. (the “Investment Manager”, "Adviser" or “Steben”) is the investment adviser to the Master Fund.

Share Valuation

The Master Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation

The Investment Manager’s Valuation Committee implements the valuation of the Master Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds. The Investment Manager’s Valuation Committee consists of members of the Board, additional officers of the Master Fund, and one or more representatives of the Investment Manager.

Investments are carried at fair value. As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The fair value of the Portfolio Funds has been estimated using the NAV as reported by the Portfolio Fund Managers of the respective Portfolio Funds. Financial Accounting Standards Board ("FASB") guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of the Portfolio Funds. NAV reported by each Portfolio Fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein.

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its NAV, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a NAV per share lower than the adjusted amount.

Under the Valuation Procedures, if the Master Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Master Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in a Portfolio Fund, the Master Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Master Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Master Fund may consider factors such as, among others: (i) the price at which recent purchases for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Master Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Master Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. The Board reviews all valuation adjustments, which would be undertaken pursuant to the Board-approved policy and procedures.

To the extent that the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Portfolio Funds (e.g., directly or through separate accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value.

Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager’s Valuation Committee will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager’s Valuation Committee believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Steben Select Multi-Strategy Fund

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 - Investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the "near term".

Level 3 - Investments with significant unobservable inputs (which may include the Fund's own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the period ended December 31, 2016, the Fund's investments consisted primarily of an investment in the Master Fund.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Investment in Steben Select
Multi-Strategy Master Fund*	$-	$-	$-	$20,817,623

Cash Equivalents
Money Market Fund	102,944	-	-	102,944

Total Investment in Steben Select Multi-Strategy Master Fund and Cash Equivalents	$102,944	$-	$-	$20,920,567

*The Master Fund invests in Portfolio Funds which were measured using the NAV practical expedient and have not been classified in the fair value hierarchy. The amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the Fund's financial statements.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. For the period ended December 31, 2016, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2015-07 states that investments measured using net asset value per share (or its equivalent) as a practical expedient shall not be categorized within the fair value hierarchy and the reporting entity shall provide the amount measured using the net asset value per share (or its equivalent) practical expedient to permit reconciliation of the fair value of investments included in the fair value hierarchy to the line items presented in the statement of financial position. ASU No. 2015-07 also requires a reporting entity to disclose information that helps users to understand the nature, characteristics, and risks of the investments by class and whether the investments, if sold, are probable of being sold at amounts different from net asset value per share. The changes to disclosures are required for annual reporting periods beginning after December 15, 2015 and interim periods within those annual periods. Management has adopted the disclosure requirements pursuant to ASU No. 2015-07.

The cost basis of investments for federal income tax purposes at December 31, 2016 was $21,637,671. Net unrealized depreciation of investments for federal income tax purposes was as follows*:

Gross unrealized appreciation	$-
Gross unrealized depreciation	(717,104)
Net unrealized appreciation	$(717,104)

*Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above amounts do not reflect tax adjustments for the current fiscal year. For the previous federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Item 2. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Steben Select Multi-Strategy Fund

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer
Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date: March 1, 2017

By (Signature and Title):	/s/ Carl A. Serger
Carl A. Serger, Chief Financial Officer
Date: March 1, 2017